Contacts:
Media: Lauren Burk at 703.469.1004 or lburk@fbr.com
Investors: Paul Beattie at 703.312.9673 or pbeattie@fbr.com

FBR Group Announces
Third Quarter 2007 Financial Results

ARLINGTON, VA, October 25, 2007 - Friedman, Billings, Ramsey Group, Inc. (NYSE: FBR) today announced its results for the quarter ended September 30, 2007. The company reported a net after-tax loss for the quarter of $214.7 million, or $1.28 per share, compared to a net after-tax loss of $67.4 million, or $0.39 per share, for the third quarter of 2006. FBR Group’s net after-tax loss for the first nine months of 2007 was $389.9 million, or $2.28 per share, compared to a net after-tax loss of $71.1 million, or $0.41 per share, for the first nine months of 2006. Core book value net of Accumulated Other Comprehensive Income (AOCI) at the close of the third quarter was $4.49 compared to $5.76 at the end of the second quarter of 2007(1).

FBR Group ended the quarter with $904 million of consolidated tangible capital, including approximately $320 million of trust preferred securities. Of this tangible capital, $270 million is attributable to FBR Group’s 52% ownership interest in FBR Capital Markets Corporation (FBR Capital Markets). Of the remaining $634 million of tangible capital, FBR Group has approximately $480 million in cash and liquid securities, which is available for investment.

The four principal components of the third quarter results are:

▪	$90 million of write downs and losses relating to the company’s on-balance sheet securitized loan portfolio (“residual interests”) that reduce the company’s economic risk in this portfolio to zero,
▪
a net loss of $67 million from the company’s mortgage-backed securities portfolio and operations, including the previously announced $57 million loss on the sale of approximately $4.95 billion of agency mortgage-backed securities,

▪
an economic loss of $17.2 million(2) associated with restructuring and operating costs at First NLC Financial Services (FNLC), of which $15 million was incurred prior to the agreement announced in July to sell FNLC to an affiliate of Sun Capital Partners (Sun Capital), and

▪
a $27 million valuation loss relating to the portfolio of conforming and non-conforming loans originated by FNLC and for which FBR Group took ownership under the Sun Capital sale agreement, reducing the value of those loans to $203 million.

1

Share Buyback Program

On July 25, 2007, FBR Group’s board of directors passed a resolution increasing an existing share buyback authorization from 14 million to 50 million shares. Since that date, the company has repurchased 22.8 million shares at an average price of $4.66 a share.

Merchant Banking

Excluding merchant banking investments of $59.9 million at FBR Capital Markets, the total value of the merchant banking investments held by FBR Group at the close of the third quarter was $57.7 million. During the third quarter, FBR Group recognized $25 million in net gains from its merchant banking portfolio.

First NLC

As disclosed on July 26, 2007, an agreement entered into with Sun Capital limits FBR Group’s ongoing economic exposure to FNLC to $15 million, representing a 20% ownership interest. At the end of the third quarter, this exposure to FNLC was $12 million. However, FBR Group will continue to consolidate FNLC for financial reporting purposes until the transfer of ownership to Sun Capital is completed. The company currently expects this transfer to be completed by year end.

Looking Ahead

“Economic exposure to our securitized, non-recourse mortgage loan portfolio has been eliminated, and our remaining exposure to FNLC is $12 million,” said Eric F. Billings, Chairman and Chief Executive Officer of FBR Group. “With nearly $500 million in cash and highly liquid securities in addition to our 52% ownership of FBR Capital Markets, our risk profile is significantly reduced. Going forward, we are pleased to have the financial flexibility to execute our core agency mortgage backed security strategy through which we believe we will be able to achieve very acceptable returns.”

FBR Capital Markets Corporation

FBR Capital Markets (NASDAQ: FBCM), a majority-owned subsidiary of FBR Group, yesterday reported net after-tax third quarter 2007 earnings of $0.3 million, compared to an after-tax loss of $22.6 million, or $0.37 per share (diluted), in the third quarter of 2006. Net revenues for the third quarter of 2007 were $106.2 million compared to net revenues of $42.0 million in the third quarter of 2006.

2

For the nine months ending September 30, 2007, FBR Capital Markets earned $33.0 million after tax, or $0.51 per share (diluted), compared to an after-tax loss of $16.8 million, or $0.33 per share (diluted), for the first nine months of 2006. Net revenues for the first nine months of 2007 were $418.8 million compared to $244.0 million for the first nine months of 2006.

At the close of the third quarter, FBR Capital Markets had $527.0 million in equity, $387.1 million of cash, and no debt, and its book value was $8.25 per share compared to $8.20 per share at the end of the second quarter of 2007. Complete financial results and tables for FBR Capital Markets can be found at www.fbr.com.

FBR Group will host an earnings conference call on Thursday, October 25, 2007 at 9:00 A.M. U.S. EDT. Investors wishing to listen to the earnings conference call may do so via the web at: http://phx.corporate-ir.net/phoenix.zhtml?c=71352&p=irol-irhome.
Replays of the web cast will be available after the call.

Friedman, Billings, Ramsey Group, Inc. (FBR) provides investment banking*, merger and acquisition advisory services*, institutional brokerage*, asset management and private wealth services through majority ownership of FBR Capital Markets Corporation (FBR Capital Markets). FBR Capital Markets focuses capital and financial expertise on eight industry sectors: consumer, diversified industrials, energy & natural resources, financial institutions, healthcare, insurance, real estate, and technology, media & telecom. FBR Group also invests in mortgage-related assets and merchant banking opportunities. FBR is headquartered in the Washington, D.C. metropolitan area with offices in Arlington, VA, Boston; Dallas; Houston; Irvine; New York; Phoenix; San Francisco; London, England; and Sydney, Australia. For more information, please visit www.fbr.com.

*Friedman, Billings, Ramsey & Co., Inc.

1Accumulated Other Comprehensive Income (AOCI) includes changes in the value of available-for-sale securities and cash flow hedges. FBR believes that such changes represent temporary market fluctuations, are not reflective of our market strategy, and, therefore, the exclusion of AOCI provides a reasonable basis for calculating returns.

2During the third quarter, FBR Group recorded consolidated GAAP losses, excluding valuation losses related to the mortgage loans assumed under the agreement with Sun Capital, totaling $28 million associated with FNLC operations. However, the economic loss to the company, once the Sun Capital transaction closes, will be $17.2 million. There are several components to the economic loss. As noted in the announcement regarding the agreement with Sun Capital, FBR Group funded approximately $15 million in FNLC operating losses and restructuring costs that were incurred prior to signing the agreement with Sun Capital. The company also recorded net interest on the loans assumed under the agreement with Sun Capital and recognized an additional $14 million of losses and restructuring expenses subsequent to signing the agreement, but its economic exposure to these costs is limited to $3 million, corresponding to FBR Group’s 20% economic ownership interest in FNLC. The remaining $11 million recorded during the third quarter by FBR Group will be recaptured upon the final closing of the agreement with Sun Capital.

3

Statements concerning future performance, developments, events, market forecasts, revenues, expenses, earnings, run rates and any other guidance on present or future periods, constitute forward-looking statements that are subject to a number of factors, risks and uncertainties that might cause actual results to differ materially from stated expectations or current circumstances. These factors include, but are not limited to, the effect of demand for public offerings, activity in the secondary securities markets, interest rates, costs of borrowing, interest spreads, mortgage pre-payment speeds, risks associated with merchant banking investments, the realization of gains and losses on principal investments, available technologies, competition for business and personnel, and general economic, political and market conditions. These and other risks are described in the Company's Annual Report and Form 10-K and quarterly reports on Form 10-Q that are available from the company and from the SEC.

Financial data follows.
# # #

4

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Dollars in thousands, except per share amounts) (Unaudited)

	Quarter ended September 30,

	2007	%	2006	%
REVENUES:
Investment banking:
Capital raising	$49,692	-99.9%	$6,852	-8.3%
Advisory	16,480	-33.1%	5,826	-7.0%
Institutional brokerage:
Principal transactions	968	-1.9%	(1,658)	2.0%
Agency commissions	26,257	-52.8%	24,388	-29.5%
Mortgage trading interest	-	0.0%	13,845	-16.7%
Mortgage trading investment loss	-		(1,546)	1.9%
Asset management:
Base management fees	6,119	-12.3%	4,880	-5.9%
Incentive allocations and fees	82	-0.2%	(31)	0.0%
Principal investment:
Interest	115,450	-232.0%	150,649	-182.0%
Net investment loss	(136,475)	274.3%	(170,621)	206.1%
Dividends	526	-1.1%	4,750	-5.7%
Mortgage banking:
Interest	7,194	-14.5%	22,476	-27.1%
Net investment (loss) income	(27,968)	56.2%	16,092	-19.4%
Other	3,990	-7.9%	6,540	-8.0%
Total revenues	62,315	-125.2%	82,442	-99.6%
Interest expense	112,072	-225.2%	165,237	-199.6%
Revenues, net of interest expense	(49,757)	100.0%	(82,795)	100.0%

NON-INTEREST EXPENSES:
Compensation and benefits	80,955	-162.7%	69,405	-83.8%
Professional services	12,281	-24.7%	14,308	-17.3%
Business development	7,713	-15.5%	7,577	-9.2%
Clearing and brokerage fees	3,953	-7.9%	2,917	-3.5%
Occupancy and equipment	12,695	-25.5%	12,909	-15.6%
Communications	7,148	-14.4%	6,471	-7.8%
Other operating expenses	16,140	-32.4%	23,291	-28.1%
Restructuring charges	6,172	-12.4%	-	0.0%
Total non-interest expenses	147,057	-295.5%	136,878	-165.3%

Operating loss	(196,814)	395.5%	(219,673)	265.3%

OTHER (LOSS) INCOME:
(Loss) gain on sale of subsidiary shares	(2,450)	4.9%	121,511	-146.8%

Loss before income taxes and minority interest	(199,264)	400.5%	(98,162)	118.6%

Income tax provision (benefit)	15,288	-30.7%	(26,062)	31.5%
Minority interest in earnings (losses) of consolidated subsidiary	165	-0.3%	(4,708)	5.7%

Net loss	$(214,717)	431.5%	$(67,392)	81.4%

Basic loss per share	$(1.28)		$(0.39)
Diluted loss per share	$(1.28)		$(0.39)

Weighted average shares - basic	167,874		172,091
Weighted average shares - diluted	167,874		172,091

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Dollars in thousands, except per share amounts) (Unaudited)

		Nine Months Ended
		September 30,
	2007	%	2006	%
REVENUES:
Investment banking:
Capital raising	$256,971	184.8%	$118,304	57.8%
Advisory	29,090	20.9%	14,976	7.3%
Institutional brokerage:
Principal transactions	7,156	5.1%	5,822	2.8%
Agency commissions	78,639	56.6%	76,289	37.3%
Mortgage trading interest	-	0.0%	48,638	23.8%
Mortgage trading net investment loss	-	0.0%	(2,992)	-1.5%
Asset management:
Base management fees	18,007	13.0%	15,042	7.4%
Incentive allocations and fees	302	0.2%	924	0.5%
Principal investment:
Interest	450,073	323.8%	413,388	202.0%
Net investment loss	(199,629)	-143.6%	(175,726)	-85.9%
Dividends	2,368	1.7%	12,508	6.1%
Mortgage banking:
Interest	47,186	33.9%	66,856	32.7%
Net investment (loss) income	(138,858)	-99.9%	56,231	27.5%
Other	12,566	9.1%	16,992	8.3%
Total revenues	563,871	405.6%	667,252	326.1%
Interest expense	424,854	305.6%	446,909	218.4%
Provision for loan losses	-	0.0%	15,740	7.7%
Revenues, net of interest expense and provision for loan losses	139,017	100.0%	204,603	100.0%

NON-INTEREST EXPENSES:
Compensation and benefits	291,822	209.9%	224,634	109.8%
Professional services	40,143	28.9%	41,498	20.3%
Business development	32,640	23.5%	30,266	14.8%
Clearing and brokerage fees	9,717	7.0%	8,315	4.1%
Occupancy and equipment	38,511	27.7%	36,383	17.8%
Communications	21,791	15.7%	18,091	8.8%
Other operating expenses	66,540	47.9%	69,261	33.9%
Impairment of goodwill	54,752	39.4%	-	0.0%
Restructuring charges	25,519	18.4%	-	0.0%
Total non-interest expenses	581,435	418.4%	428,448	209.5%

Operating loss	(442,418)	-318.4%	(223,845)	-109.4%

OTHER INCOME:
Gain on sale of subsidiary shares	104,058	74.9%	121,511	59.4%

Loss before income taxes and minority interest	(338,360)	-243.4%	(102,334)	-50.0%

Income tax provision (benefit)	38,749	27.9%	(26,541)	-13.0%
Minority interest in earnings (losses) of consolidated subsidiary	12,782	9.2%	(4,708)	-2.3%

Net loss	$(389,891)	-280.5%	$(71,085)	-34.7%

Basic loss per share	$(2.28)		$(0.41)
Diluted loss per share	$(2.28)		$(0.41)

Weighted average shares - basic	171,308		171,376
Weighted average shares - diluted	171,308		171,376

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC. Financial & Statistical Supplement - Operating Results (Dollars in thousands, except per share data) (Unaudited)

	For the
	nine months ended
	September 30, 2007	Q-3 07	Q-2 07	Q-1 07
Revenues
Investment banking:
Capital raising	$256,971	$49,692	$110,032	$97,247
Advisory	29,090	16,480	6,152	6,458
Institutional brokerage:
Principal transactions	7,156	968	4,152	2,036
Agency commissions	78,639	26,257	28,564	23,818
Asset management:
Base management fees	18,007	6,119	6,360	5,528
Incentive allocations and fees	302	82	116	104
Principal investment:
Interest	450,073	115,450	152,927	181,696
Net investment loss	(199,629)	(136,475)	(3,441)	(59,713)
Dividends	2,368	526	883	959
Mortgage banking:
Interest	47,186	7,194	13,462	26,530
Net investment loss	(138,858)	(27,968)	(4,031)	(106,859)
Other	12,566	3,990	4,482	4,094
Total revenues	563,871	62,315	319,658	181,898
Interest expense	424,854	112,072	143,231	169,551
Revenues, net of interest expense	139,017	(49,757)	176,427	12,347

Non-interest expenses
Compensation and benefits	291,822	80,955	106,885	103,982
Professional services	40,143	12,281	14,008	13,854
Business development	32,640	7,713	11,158	13,769
Clearing and brokerage fees	9,717	3,953	3,063	2,701
Occupancy and equipment	38,511	12,695	12,699	13,117
Communications	21,791	7,148	7,592	7,051
Other operating expenses	66,540	16,140	18,684	31,716
Impairment of goodwill	54,752	-	28,900	25,852
Restructuring charges	25,519	6,172	3,862	15,485
Total non-interest expenses	581,435	147,057	206,851	227,527

Operating loss	(442,418)	(196,814)	(30,424)	(215,180)

Other income (loss)
Gain (loss) on sale of subsidiary shares	104,058	(2,450)	105,677	831

(Loss) income before income taxes
and minority interest	(338,360)	(199,264)	75,253	(214,349)

Income tax provision (benefit)	38,749	15,288	55,011	(31,550)
Minority interest in earnings of consolidated subsidiary	12,782	165	9,538	3,079

Net (loss) income	$(389,891)	$(214,717)	$10,704	$(185,878)

ROE (annualized)	-55.6%	-91.9%	3.9%	-68.8%
ROE (annualized-excluding AOCI) (1)	-54.8%	-90.5%	3.9%	-68.2%

Total shareholders' equity	$698,214	$698,214	$1,012,635	$989,213
Total shareholders' equity, net of AOCI (1)	$711,693	$711,693	$1,000,071	$993,753

Basic loss (earnings) per share	$(2.28)	$(1.28)	$0.06	$(1.08)
Diluted loss (earnings) per share	$(2.28)	$(1.28)	$0.06	$(1.08)

Ending shares outstanding (in thousands)	158,671	158,671	173,756	172,846

Book value per share	$4.40	$4.40	$5.83	$5.72
Book value per share, net of AOCI (1)	$4.49	$4.49	$5.76	$5.75

Gross assets under management (in millions)
Managed accounts	$345.6	$345.6	$291.3	$258.8
Hedge & offshore funds	61.7	61.7	61.7	67.1
Mutual funds	2,292.3	2,292.3	2,482.6	2,412.9
Private equity and venture capital funds	31.3	31.3	33.8	41.2
Total	$2,730.9	$2,730.9	$2,869.4	$2,780.0

Net assets under management (in millions)
Managed accounts	$345.6	$345.6	$291.3	$258.8
Hedge & offshore funds	58.1	58.1	58.1	62.5
Mutual funds	2,285.1	2,285.1	2,474.7	2,406.4
Private equity and venture capital funds	29.8	29.8	32.0	38.0
Total	$2,718.6	$2,718.6	$2,856.1	$2,765.7

Employee count	1,290	1,290	2,151	2,592

(1) Accumulated Other Comprehensive Income (AOCI) includes changes in value of available-for-sale securities and cash flow hedges. We believe that such changes represent temporary market fluctuations, are not reflective of our market strategy, and therefore, exclusion of
AOCI provides a reasonable basis for calculating returns.

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC. Financial & Statistical Supplement - Operating Results (Dollars in thousands, except per share data) (Unaudited)

	For the
	year ended
	December 31, 2006	Q-4 06	Q-3 06	Q-2 06	Q-1 06
Revenues
Investment banking:
Capital raising	$190,187	$71,883	$6,852	$45,117	$66,335
Advisory	24,148	9,172	5,826	6,281	2,869
Institutional brokerage:
Principal transactions	5,814	(8)	(1,658)	1,760	5,720
Agency commissions	101,009	24,720	24,388	28,492	23,409
Mortgage trading interest	51,147	2,509	13,845	17,143	17,650
Mortgage trading net investment loss	(3,301)	(309)	(1,546)	(209)	(1,237)
Asset management:
Base management fees	20,093	5,051	4,880	5,065	5,097
Incentive allocations and fees	1,327	403	(31)	(53)	1,008
Principal investment:
Interest	594,879	181,491	150,649	113,613	149,126
Net investment (loss) income	(184,552)	(8,826)	(170,621)	(31,290)	26,185
Dividends	14,551	2,043	4,750	4,059	3,699
Mortgage banking:
Interest	88,662	21,806	22,476	21,267	23,113
Net investment income	83,786	27,555	16,092	29,401	10,738
Other	20,154	3,162	6,540	5,465	4,987
Total revenues	1,007,904	340,652	82,442	246,111	338,699
Interest expense	611,800	164,891	165,237	128,189	153,483
Provision for loan losses	15,740	-	-	7,348	8,392
Revenues, net of interest expense and provision for loan losses	380,364	175,761	(82,795)	110,574	176,824

Non-interest expenses
Compensation and benefits	309,065	84,431	69,405	71,732	83,497
Professional services	59,722	18,224	14,308	12,925	14,265
Business development	42,150	11,884	7,577	8,604	14,085
Clearing and brokerage fees	11,820	3,505	2,917	3,082	2,316
Occupancy and equipment	50,051	13,668	12,909	12,232	11,242
Communications	24,398	6,307	6,471	6,013	5,607
Other operating expenses	89,377	20,116	23,291	24,993	20,977
Total non-interest expenses	586,583	158,135	136,878	139,581	151,989

Operating (loss) income	(206,219)	17,626	(219,673)	(29,007)	24,835

Other income
Gain on sale of subsidiary shares	121,511	-	121,511	-	-

(Loss) income before income taxes
and minority interest	(84,708)	17,626	(98,162)	(29,007)	24,835

Income tax (benefit) provision	(14,682)	11,859	(26,062)	1,240	(1,719)
Minority interest in (loss) earnings of consolidated subsidiary	(2,751)	1,957	(4,708)	-	-

Net (loss) income	$(67,275)	$3,810	$(67,392)	$(30,247)	$26,554

ROE (annualized)	-5.4%	1.3%	-22.1%	-9.4%	8.2%
ROE (annualized-excluding AOCI) (1)	-5.4%	1.3%	-22.2%	-9.5%	8.1%

Total shareholders' equity	$1,171,045	$1,171,045	$1,163,681	$1,270,361	$1,301,949
Total shareholders' equity, net of AOCI (1)	$1,186,181	$1,186,181	$1,181,372	$1,250,117	$1,306,450

Basic (loss) earnings per share	$(0.39)	$0.02	$(0.39)	$(0.18)	$0.16
Diluted (loss) earnings per share	$(0.39)	$0.02	$(0.39)	$(0.18)	$0.16

Ending shares outstanding (in thousands)	172,759	172,759	172,506	171,812	171,236

Book value per share	$6.78	$6.78	$6.75	$7.39	$7.60
Book value per share, net of AOCI (1)	$6.87	$6.87	$6.85	$7.28	$7.63

Gross assets under management (in millions)
Managed accounts	$259.9	$259.9	$376.6	$386.8	$383.9
Hedge & offshore funds	97.5	97.5	102.1	125.8	136.6
Mutual funds	1,961.9	1,961.9	1,825.1	1,750.6	1,849.5
Private equity and venture capital funds	42.2	42.2	48.5	48.2	50.5
Total	$2,361.5	$2,361.5	$2,352.3	$2,311.4	$2,420.5

Net assets under management (in millions)
Managed accounts	$259.9	$259.9	$376.6	$386.8	$380.9
Hedge & offshore funds	96.4	96.4	98.3	116.1	125.4
Mutual funds	1,954.7	1,954.7	1,817.8	1,742.6	1,843.4
Private equity and venture capital funds	40.5	40.5	46.9	46.7	49.1
Total	$2,351.5	$2,351.5	$2,339.6	$2,292.2	$2,398.8

Employee count	3,019	3,019	2,909	2,651	2,531

(1) Accumulated Other Comprehensive Income (AOCI) includes changes in value of available-for-sale securities and cash flow hedges. We believe that such changes represent temporary market fluctuations, are not reflective of our market strategy, and therefore, exclusion of
AOCI provides a reasonable basis for calculating returns.

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC. CONSOLIDATED BALANCE SHEETS (Dollars in thousands, except per share amounts) (Unaudited)

ASSETS	30-Sep-07	31-Dec-06

Cash and cash equivalents	$692,737	$189,956
Restricted cash	116	132
Receivables	68,735	217,249
Investments:
Mortgage-backed securities, at fair value	470,749	6,870,661
Loans held for sale, net	3,255,807	5,367,934
Long-term investments	181,098	185,492
Trading securities, at fair value	19,120	18,180
Due from clearing broker	11,675	28,999
Derivative assets, at fair value	12,159	36,875
Goodwill	108,013	162,765
Intangible assets, net	10,228	21,825
Furniture, equipment, software and leasehold improvements, net	45,782	44,111
Prepaid expenses and other assets	243,050	208,339
Total assets	$5,119,269	$13,352,518

LIABILITIES AND SHAREHOLDERS ’ EQUITY

Liabilities:
Trading account securities sold short but
not yet purchased, at fair value	$10,066	$202
Commercial paper	-	3,971,389
Repurchase agreements	497,926	3,059,330
Derivative liabilities, at fair value	1,938	44,582
Dividends payable	8,001	8,743
Interest payable	6,329	12,239
Accrued compensation and benefits	39,381	57,227
Accounts payable, accrued expenses and other liabilities	79,962	81,819
Short-term debt	60,000	-
Securitization financing, net	3,141,773	4,486,046
Long-term debt	323,609	324,453
Total liabilities	4,168,985	12,046,030

Minority interest	252,070	135,443

Shareholders' equity:
Common stock, 160,055 and 174,712 shares	1,601	1,747
Additional paid-in capital	1,503,509	1,562,485
Accumulated other comprehensive loss, net of taxes	(13,479)	(15,136)
Accumulated deficit	(793,417)	(378,051)
Total shareholders' equity	698,214	1,171,045

Total liabilities and shareholders' equity	$5,119,269	$13,352,518